SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 29, 2004

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                          INDEPENDENCE HOLDING COMPANY
               (Exact name of registrant as Specified in Charter)

          Delaware                        0-10306                58-1407235
(State or Other Jurisdiction of       (Commission file        (I.R.S. Employer
        Incorporation)                    number)            Identification No.)

                             96 Cummings Point Road
                           Stamford, Connecticut 06902
                    (Address of Principal Executive Offices)



       Registrant's telephone number, including area code: (203) 358-8000

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                          INDEPENDENCE HOLDING COMPANY
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                           Page

Item 5.     Other Events.....................................................3

Item 7.     Exhibits.........................................................3

Signature....................................................................4



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Item 5.     Other Events.

      On July 29, 2004, Independence Holding Company (the "Company") filed an amendment (the "Amendment") to its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to reflect an increase in the number of shares of common stock, $1.00 par value per share, which the Company has authority to issue by 5,000,000 from 15,000,000 to 20,000,000, and, consequently, to increase the total number of shares of all classes of stock which the Company shall have authority to issue by 5,000,000, from 15,100,000 to 20,100,000. The Amendment was approved by the written consent of stockholders pursuant to a consent solicitation commenced on July 12, 2004. A copy of the Amendment is attached hereto as Exhibit 3.1.


Item 7.     Exhibits.

Exhibit No.       Description
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  3.1             Amendment to Restated Certificate of Incorporation of
                  Independence Holding Company, filed with the Secretary of State of the State of Delaware on July 29, 2004




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2004

                                       Independence Holding Company


                                       By: /s/ Teresa A. Herbert
                                          ---------------------------------
                                          Teresa A. Herbert
                                          Vice President and Chief Financial
                                          Officer




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